                                                                   Exhibit 10.34
--------------------------------------------------------------------------------

                   ADDITIONAL CAPITAL CONTRIBUTION AGREEMENT



                                by and between



                               BUTLER GROUP LLC



                                      and



                                SLJ RETAIL LLC




                                 June 24, 1998

--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS
                                 -----------------

                            ARTICLE I.  DEFINITIONS
                                        -----------
          1.1    Certain Defined Terms..................     1
                 ---------------------


                 ARTICLE II.  ADDITIONAL CAPITAL CONTRIBUTIONS
                              --------------------------------

          2.1    Additional Capital Contributions.......     3
                 --------------------------------
          2.2    Issuance of Additional Member Interests     3
                 ---------------------------------------
          2.3    Requests for Capital Contributions.....     4
                 ----------------------------------
          2.4    Use of Proceeds........................     4
                 ---------------


                      ARTICLE III.  CONDITIONS PRECEDENT
                                    --------------------

          3.1    Initial Capital Contribution...........     4
                 ----------------------------
          3.2    First Capital Contribution Subsequent
                 to the Closing Date                         5
                 -------------------
          3.3    Subsequent Capital Contributions.......     5
                 --------------------------------
          3.4    All Capital Contributions..............     5
                 -------------------------


             ARTICLE IV.  BUTLER'S REPRESENTATIONS AND WARRANTIES
                          ---------------------------------------

          4.1    Existence..............................     6
                 ---------
          4.2    Authority..............................     6
                 ---------


           ARTICLE V.  THE COMPANY'S REPRESENTATIONS AND WARRANTIES
                       --------------------------------------------

          5.1    Organization and Qualification.........     7
                 ------------------------------
          5.2    Authority..............................     7
                 ---------
          5.3    Valid Obligations......................     7
                 -----------------
          5.4    Approvals..............................     7
                 ---------
          5.5    Compliance with Laws and Agreements....     7
                 -----------------------------------
          5.6    Financial Statements...................     7
                 --------------------
          5.7    Litigation.............................     8
                 ----------
          5.8    Senior Credit Agreement................     8
                 -----------------------
          5.9    Full Disclosure........................     8
                 ---------------


                          ARTICLE VI.  MISCELLANEOUS
                                       -------------

          6.1    Expenses...............................     8
                 --------
          6.3    Assignment.............................     9
                 ----------
          6.4    Notices................................     9
                 -------
          6.5    Binding Effect.........................    11
                 --------------


          6.6    No Third Party Beneficiary.............    11
                 --------------------------
          6.7    Waiver.................................    11
                 ------
          6.8    Counterparts...........................    11
                 ------------
          6.9    Entire Agreement.......................    11
                 ----------------
          6.10   Governing Law..........................    11
                 -------------
          6.11   Waiver of Jury Trial...................    12
                 --------------------
          6.12   Opinion of Butler's Counsel............    12
                 ---------------------------


                   ADDITIONAL CAPITAL CONTRIBUTION AGREEMENT


     THIS ADDITIONAL CAPITAL CONTRIBUTION AGREEMENT (this "Agreement") is made
                                                           ---------
and entered into as of June 24, 1998 by and between SLJ RETAIL LLC, a Delaware limited liability company (the "Company"), and BUTLER GROUP LLC, a Delaware
                                -------
limited liability company ("Butler").
                            ------


                                 RECITALS
                                 --------


     A.  Maxwell Retail Inc., a Delaware corporation ("Maxwell Retail"), and
                                                       --------------
Butler are all of the Members of the Company and, as such, are parties to an Operating Agreement dated as of April 14, 1997 (the "Operating Agreement"),
                                                     -------------------
pursuant to which the Company has been formed and is governed.

     B. Capitalized terms used in this Agreement and not otherwise defined herein will have the definitions set forth in the Operating Agreement, unless otherwise clearly indicated to the contrary herein.

     C. An Event of Default has occurred under the Senior Credit Agreement and the Company has requested that Butler make certain additional cash contributions to the capital of the Company, for the uses and purposes set forth herein, in order to induce the Senior Lenders to forbear from exercising their rights and remedies provided under the Senior Credit Agreement as more fully set forth herein.

     D. Butler is willing to make such additional cash contributions to the capital of the Company on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS
                                  -----------

     1.1  Certain Defined Terms. When used in this Agreement, the terms set
          ---------------------
forth below are defined as follows:

     "Accountants" means Ernst & Young LLP, or other independent certified
      -----------
public accountants of nationally-recognized standing retained by the Company.

     "Agreement" means this Additional Capital Contribution Agreement, including
      ---------
all schedules and exhibits hereto, as the same may be amended, modified, supplemented or extended from time to time.

     "Amendments" means each of the Amendments contemplated by Section
      ----------                                               -------
3.1(d)(i)-(iv) hereof.
--------------

     "Business Day" means each day of the week except Saturday, Sunday and any
      ------------
day on which banking institutions are authorized by law to close in the States of New York or Georgia.

     "Butler" means Butler Group LLC, a Delaware limited liability company,
      ------
together with its transferees, successors and assigns.

     "Capital Contribution" has the meaning set forth in Section 2.1.
      --------------------                               -----------

     "Closing Date" means the date on which all the conditions stated in
      ------------
Sections 3.1 and 3.4 of this Agreement have been satisfied or waived and the
------------     ---
initial Capital Contribution has been made.

     "Company" means SLJ Retail LLC, a Delaware limited liability company.
      -------

     "Company Documents" has the meaning set forth in the Contribution
      -----------------
Agreement.

     "Default" has the meaning set forth in the Senior Credit Agreement.
      -------

     "Event of Default" has the meaning set forth in the Senior Credit
      ----------------
Agreement.

     "Financial Statements" has the meaning set forth in Section 5.6.
      --------------------                               -----------

     "Forbearance Agreement" has the meaning set forth in Section 3.1(d)(v).
      ---------------------                               -----------------

     "GAAP" means generally accepted accounting principles in effect from time
      ----
to time, applied on a consistent basis with past financial statements (except for changes with which the Accountants concur).

     "Operating Agreement" has the meaning set forth in the Recitals to this
      -------------------
Agreement.

     "Person" means any individual, corporation, limited liability company,
      ------
partnership, joint venture, trust or unincorporated organization or any government or any agency or political subdivision thereof.

     "Senior Agent" means BankBoston, N.A., in its capacity as Agent under the
      ------------
Senior Credit Agreement.

     "Senior Credit Agreement" means the Credit Agreement dated as of April 14,
      -----------------------
1997 among the Company, the Senior Lenders and the Senior Agent, together with all renewals, modifications, extensions, refinancings, substitutions and replacements thereof.

     "Senior Lenders" means the lenders from time to time parties to the Senior
      --------------
Credit Agreement.


                                  ARTICLE II.
                        ADDITIONAL CAPITAL CONTRIBUTIONS
                        --------------------------------

     1.2  Additional Capital Contributions.  From time to time on and after the
          --------------------------------
Closing Date until and including January 29, 1999, subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, Butler agrees to make cash capital contributions to the Company (individually, a "Capital Contribution" and, collectively, the "Capital
                          --------------------                          -------
Contributions") in an aggregate amount of up to $6,000,000.  The first such
-------------
Capital Contribution to be made on the Closing Date shall be in the amount of not less than $2,000,000 nor more than $3,000,000 and each subsequent Capital Contribution shall be in an amount of not less than $500,000 and in integral multiples of $100,000; provided that the last such Capital Contribution may, if
                       --------
the Company requests the entire $6,000,000 in Capital Contributions contemplated hereby, be in an amount equal to $6,000,000 less the aggregate amount of all Capital Contributions previously funded hereunder. In no event shall there be more than six separate Capital Contributions funded under this Agreement.

     1.3  Issuance of Additional Member Interests.  Upon the making of each
          ---------------------------------------
Capital Contribution contemplated by Section 2.1 above, Butler will be deemed
                                     -----------
to hold without further action on the part of the Manager or either of the parties hereto, that additional number of Class B Member Units as is determined by reference to the following table:

Aggregate Capital                   Additional Class    Cumulative Additional
Contributions                        B Member Units     Class B Member Units
--------------------------------    ----------------    ---------------------

Equal to $2,000,000                      1,538                 1,538

Greater than  $2,000,000 but               962                 2,500
equal to or less than $3,000,000

Greater than $3,000,000 but              1,136                 3,636
equal to or less than $4,000,000

Greater than $4,000,000 but              1,364                 5,000
equal to or less than $5,000,000

Greater than $5,000,000                  1,666                 6,666

     1.4  Requests for Capital Contributions.  The Company shall give Butler
          ----------------------------------
irrevocable written, telex or facsimile notice (promptly confirmed in writing) of each request that Butler make a Capital Contribution hereunder not later than 11:00 A.M., Atlanta, Georgia time, no less than five (5) Business Days before the date on which it proposes that a Capital Contribution be made (except for the initial Capital Contribution to be made on the Closing Date). Such notice shall (i) specify the date of such Capital Contribution (which shall be a Business Day), (ii) state the amount thereof, and (iii) be accompanied by the closing certificate referenced in Section 3.4(e).
                                  --------------

     1.5  Use of Proceeds.  (a) The proceeds from the initial Capital
          ---------------
Contribution to be made on the Closing Date shall be used by the Company for working capital; and (b) the proceeds of each Capital Contribution made subsequent to the Closing Date shall be used by the Company (i) for working capital; (ii) to fund the expense of Store closings and lease terminations permitted by Section 7.5(c)(xx) of the Operating Agreement; and (iii) to fund the expenses of the relocation of the headquarters operations of the Company to space in the Boston, Massachusetts area as contemplated by Section 1(e) of the Services Agreement, to the extent permitted by Section 7.5(c)(xxi) of the Operating Agreement.


                                  ARTICLE III.
                              CONDITIONS PRECEDENT
                              --------------------

     1.6  Initial Capital Contribution.  Butler's obligation hereunder to make
          ----------------------------
the initial Capital Contribution is subject to the satisfaction on or before the Closing Date of the condition precedent that Butler shall have received the following, each in form and substance satisfactory to Butler and its counsel:

     (1) Approvals and Consents. Copies, certified by the Chairman of the
         ----------------------
Company of all consents, authorizations and approvals, if any, required in connection with the execution, delivery and performance by the Company of this Agreement and each of the Amendments to which the Company is a party;

     (2) Opinion of Counsel. The written legal opinion of Gibson, Dunn &
         ------------------
Crutcher LLP, special counsel to Maxwell, Maxwell Retail and Sprague, substantially in the form of Exhibit A to this Agreement;
                             ---------

     (3) Certificate of the Company's Secretary. A certificate of the Secretary
         --------------------------------------
of Maxwell Retail, certifying the names of the officers of Maxwell Retail authorized to sign this Agreement and each of the Amendments on behalf of the Company, together with a sample of the true signature of each such officer; and

     (4) Amendments and Forbearance Agreement. Copies of each of the following,
         ------------------------------------
duly executed and delivered by the respective parties thereto:

     (1) A First Amendment to the Operating Agreement, substantially in the form of Exhibit B hereto;
   ---------

     (2) A First Amendment to the Services Agreement, substantially in the form of Exhibit C hereto;
   ---------

     (3) A First Amendment to the Option Agreement, substantially in the form of Exhibit D hereto;
---------

     (4) A First Amendment to the Retail License Agreement, substantially in the form of Exhibit E hereto; and
        ---------

     (5) A Forbearance Amendment with respect to the Senior Credit Agreement, substantially in the form of Exhibit F hereto (the "Forbearance Agreement").
                             ---------              ----------------------

     1.7  First Capital Contribution Subsequent to the Closing Date. The
          ---------------------------------------------------------
obligation of Butler to make the first Capital Contribution subsequent to the Closing Date shall be subject to the following conditions precedent:

     (1) Second Amendment to Credit Agreement. The Company shall have entered
         ------------------------------------
into a Second Amendment to the Senior Credit Agreement, in form and substance satisfactory to Butler, pursuant to which the Senior Lenders agree, among other things, to waive any Events of Default then outstanding under the Senior Credit Agreement and to modify the financial covenants set forth therein to conform to the Company's expected future financial performance; and

(2)  Opinion of Counsel.  Butler shall have received the written legal opinion
     ------------------
of counsel to the Company selected in accordance with Section 7.3 of the Operating Agreement, substantially in the form of Exhibit G to this Agreement.

     1.8  Subsequent Capital Contributions. The obligation of Butler to make any
          --------------------------------
Capital Contribution subsequent to the Closing Date (including the first Capital Contribution subsequent to the Closing Date) shall be subject to the condition precedent that Butler shall have received a request conforming to the requirements of Section 2.3.
                -----------

     1.9  All Capital Contributions. The obligation of Butler to make all
          -------------------------
Capital Contributions hereunder (including the initial Capital Contribution to be made on the Closing Date) shall be subject to the following conditions precedent:

     (1) No Default or Event of Default Under Senior Credit Agreement. Except as
         ------------------------------------------------------------
otherwise set forth in the Forbearance Agreement with respect to the initial Capital Contribution to be made on the Closing Date, the Company shall be in compliance with all the terms and provisions contained in the Senior Credit Agreement on its part to be observed or performed, and at the time of and immediately after such Capital Contribution (giving effect to the Second Amendment referred to in Section 3.2(a) with respect to all Capital
                         --------------
Contributions to be made subsequent to the Closing Date), no Default or Event of Default shall have occurred and be continuing;

     (2) No Maxwell Change of Control or Maxwell Default. No Change of Control
         -----------------------------------------------
of Maxwell shall have occurred and no Maxwell Default shall have occurred and be continuing;

     (3) Compliance with Company Documents. The Company shall be in compliance
         ---------------------------------
with all the terms and provisions contained in this Agreement and in each of the Company Documents on its part to be observed and performed;

     (4) Representations and Warranties. The representations and warranties set
         ------------------------------
forth in Article V hereof shall be true and correct in all material respects
         ---------
with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date); and

     (5)  Closing Certificate.  The Company shall have delivered to Butler a
          -------------------
certificate of the Chairman of the Company to the effect that each of the conditions precedent set forth in clauses (a)-(d) above has been satisfied as of the date of such Capital Contribution.


                                  ARTICLE IV.
                    BUTLER'S REPRESENTATIONS AND WARRANTIES
                    ---------------------------------------

     Butler represents and warrants to the Company as follows:

     1.10 Existence. Butler is a limited liability company duly organized,
          ---------
validly existing and in good standing under the laws of the State of Delaware.

     1.11  Authority.  Butler has all requisite power and authority to execute,
           ---------
deliver and perform under this Agreement. The execution, delivery and performance by Butler of this Agreement have been duly authorized by all necessary action, corporate or otherwise, on the part of Butler. This Agreement has been duly executed and delivered by Butler. This Agreement is a legal, valid and binding agreement of Butler enforceable against Butler in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general principles of equity regardless whether enforcement is considered in a proceeding at law or in equity.

                                   ARTICLE V.
                  THE COMPANY'S REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------

     To induce Butler to enter into this Agreement, the Company represents and warrants to Butler as follows:

     1.12 Organization and Qualification. The Company (a) is a limited liability
          ------------------------------
company duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite power and authority, as the case may be, to own its property and conduct its business as now conducted and as presently contemplated; and (c) is duly qualified and in good standing in each jurisdiction where the nature of its properties or its business (present or proposed) requires such qualification, except where the failure to so qualify will not materially adversely affect its business.

     1.13 Authority. The execution, delivery and performance of this Agreement
          ---------
and each of the Amendments are within the limited liability company authority of the Company, have been authorized by all necessary limited liability company proceedings on the part of the Company, and do not and will not contravene any provision of law or the certificate of formation or Operating Agreement of the Company, or breach any provisions of, or constitute a Default or Event of Default under the Senior Credit Agreement or a default under any other material agreement (including any lease, any agreement with any member of the Company or its affiliates, agreement, any license agreement or any supplier contracts), instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Company or any of its properties.

     1.14 Valid Obligations. This Agreement and each of the Amendments to which
          -----------------
the Company is a party and all of their respective terms and provisions are legal, valid and binding obligations of the Company, enforceable in accordance with their terms.

     1.15 Approvals. The execution, delivery and performance of this Agreement
          ---------
and each of the Amendments to which the Company is a party do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority or any other Person, except as have been obtained and a copy thereof delivered to Butler.

     1.16 Compliance with Laws and Agreements. The Company is not in violation
          -----------------------------------
of (a) any provision of its certificate of formation or the Operating Agreement, or (b) except as otherwise set forth in Schedule 5.5, any provisions of any
                                        ------------
material indenture, agreement or instrument to which it is a party or by which it is bound or, to the best of the Company's knowledge and belief, of any provision of law, or (c) any order, judgment or decree of any court or other agency of government.

     1.17 Financial Statements. The Company has furnished to Butler (i) its
          --------------------
balance sheet as of January 31, 1998 and the related statements of operations and cash flows for the period from March 7, 1997 (date of inception) through January 31, 1998, accompanied by the audit report thereon of Ernst & Young LLP, and (ii) its unaudited balance sheet as of May 2, 1998 and the related unaudited income statement and cash flow statements for the fiscal quarter then ended (the

"Financial Statements").  The Financial Statements fairly present the financial
---------------------
position of the Company as at the respective dates thereof and the results of operations and cash flows of the Company for the respective periods then ended, determined in accordance with GAAP. Except as reflected in the Financial Statements, at the date hereof, the Company has no indebtedness or other liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other governmental charges, that are required to be reflected in financial statements of the Company prepared in accordance with GAAP.

     1.18 Litigation. Except as set forth in Schedule 5.7, there is no
          ----------
litigation, proceeding or governmental investigation, administrative or judicial, pending or, to the Company's knowledge, threatened against or affecting the Company or its properties in which there is a reasonable possibility of an outcome that could have a material adverse effect on the business, properties or condition (whether financial or otherwise) of the Company or its ability to perform its obligations under this Agreement or any of the Amendments to which it is party.

     1.19 Senior Credit Agreement. Except as otherwise set forth in the
          -----------------------
Forbearance Agreement, each of the representations and warranties of the Company set forth in the Senior Credit Agreement is true and correct in all material respects as of the date hereof.

     1.20 Full Disclosure. No statement of fact made by or on behalf of the
          ---------------
Company in this Agreement or in any certificate or schedule furnished to Butler pursuant hereto, in light of all information provided to Butler, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements continued therein or herein not misleading. There is no fact currently known to the Company which has not been disclosed to Butler in writing which materially adversely affects, or, as far as the Company can reasonably foresee, will materially adversely affect, the business, operations, properties, assets, condition (financial or otherwise) or prospects, of the Company, or the ability of the Company to perform its obligations hereunder and under each of the Company Documents.

                                  ARTICLE VI.
                                 MISCELLANEOUS
                                 -------------

     1.21 Expenses. Butler agrees that it will pay all fees and expenses
          --------
incurred by it in connection with the negotiation, execution and delivery of this Agreement and the Amendments (including all fees and expenses of counsel for Butler). The Company agrees that it will pay all fees and expenses incurred by it in connection with the negotiation, execution and delivery of this Agreement and the Amendments (including all fees and expenses of counsel for the Company), and the Company further agrees that it will arrange for all fees and expenses incurred by Maxwell, Maxwell Retail and Sprague in connection with the negotiation, execution and delivery of this Agreement and the Amendments (including all fees and expenses of counsel for Maxwell, Maxwell Retail or Sprague) to be paid solely by Maxwell, without recourse back to the Company for the reimbursement thereof.

     1.22  INDEMNIFICATION.  THE COMPANY SHALL ABSOLUTELY AND UNCONDITIONALLY
           ---------------
INDEMNIFY AND HOLD BUTLER (INCLUDING ALL TRANSFEREES, SUCCESSORS AND ASSIGNS) HARMLESS AGAINST ANY AND ALL CLAIMS, DEMANDS, SUITS, ACTIONS, CAUSES OF ACTION, DAMAGES, LOSSES, SETTLEMENT PAYMENTS, OBLIGATIONS, COSTS, EXPENSES AND ALL OTHER LIABILITIES WHATSOEVER WHICH SHALL AT ANY TIME OR TIMES BE INCURRED OR SUSTAINED BY IT OR BY ANY OF ITS SHAREHOLDERS, MEMBERS, DIRECTORS, OFFICERS, EMPLOYEES, SUBSIDIARIES, AFFILIATES OR AGENTS ON ACCOUNT OF, OR ARISING SOLELY OUT OF, THE BREACH BY THE COMPANY OF ANY OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS SET FORTH IN THIS AGREEMENT.

     1.23 Assignment. The Company may not sell, assign, delegate or transfer
          ----------
this Agreement, or any of its rights, interests or obligations hereunder. Subject to the terms and conditions of the Operating Agreement with respect to Member Interests, Butler may sell, assign, delegate or transfer this Agreement, and any of its rights, interests or obligations hereunder at any time without the consent of the Company, so long as such assignee shall fully assume all of the obligations of Butler hereunder. Butler shall promptly notify the Company of any sale, assignment, delegation or transfer of the foregoing.

     1.24 Notices. All notices that are required or may be given pursuant to
          -------
this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section
                                                                         -------
6.4):
---

          If to Butler:
          ------------

               c/o GE Capital Equity Capital Group, Inc.
               120 Long Ridge Road
               Stamford, Connecticut 06927
               Attention:  William R. Kraus
               Facsimile:  (203) 961-2585

          With copies to:
          --------------

               General Electric Capital Corporation
               120 Long Ridge Road
               Stamford, Connecticut  06927
               Attention: Counsel -- Equity Capital Group
               Facsimile: (203) 357-3047

               and

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attention:  John Hays Mershon, Esq.
               Facsimile:  (404) 572-5149

          If to the Company:
          -----------------

               SLJ Retail LLC
               400 Technology Court
               Suite F
               Smyrna, Georgia 30082
               Attention: President
               Facsimile: (770) 801-0075

          With copies to:
          --------------

               Counsel to the Company, at such address and facsimile number as is provided by counsel to the Company

               and

               Maxwell Retail Inc.
               101 Sprague Street
               Hyde Park, Massachusetts 02136
               (or, if by mail, P.O. Box 37
               Readville, Massachusetts 02137)
               Attention:  James J. Tinagero
               Facsimile:  (617) 364-9058

               and

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Attention:  Jonathan K. Layne, Esq.
               Facsimile:  (213) 229-7520

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.

     1.25 Binding Effect. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors, legal representatives, and permitted assigns.

     1.26 No Third Party Beneficiary. This Agreement is made solely and specifically between and for the benefit of the Company and Butler, their respective successors and the assigns of Butler permitted under Section 6.3. No
                                                                -----------
Person whatsoever other than the Company, Butler, their respective successors and Butler's permitted assigns (including, without limitation, the Manager or any Affiliate of the parties hereto or of the Manager), will have any liability whatsoever under this Agreement, have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

     1.27 Waiver. No failure by any party to insist upon the strict performance
          ------
of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

     1.28 Counterparts. This Agreement may be executed in one or more
          ------------
counterparts (which may include counterparts delivered by telecopier), all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     1.29 Entire Agreement. This Agreement contains the entire understanding of
          ----------------
the parties relating to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought.

     1.30 Governing Law.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE. BUTLER AND THE COMPANY HEREBY CONSENT AND AGREE THAT THE COURTS OF THE STATE OF NEW YORK, SITUATED IN THE COUNTY OF NEW YORK, OR, AT BUTLER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BUTLER AND ANY THE COMPANY PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING

OUT OF OR RELATED TO THIS AGREEMENT. VENUE OF ANY ACTION BROUGHT HEREUNDER SHALL BE DEEMED TO BE IN NEW YORK COUNTY, NEW YORK. BUTLER AND THE COMPANY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BUTLER AND THE COMPANY HEREBY WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL
         --------------------
OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     1.31 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH
          --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION (WITHOUT SUBMITTING TO ARBITRATION), EACH OF THE PARTIES HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY OF THE DOCUMENTATION CONTEMPLATED HEREBY.

     1.32 Opinion of Butler's Counsel. Butler agrees to furnish to the Company,
          ---------------------------
at Butler's expense, an opinion of counsel to Butler addressed to the Company, substantially to the effect set forth in Article IV hereof (subject to customary
                                         ----------
qualifications and exceptions), on or before the making of the first Capital Contribution hereunder subsequent to the Closing Date.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

                                    SLJ RETAIL LLC

                                    By:  MAXWELL RETAIL INC., its Manager


                                       By:______________________________
                                          James J. Tinagero
                                          Chairman


                                    BUTLER GROUP LLC


                                    By:________________________________
                                      William R. Kraus
                                      President

                                  Schedule 5.5
                                  ------------

                   Failure to Comply with Certain Agreements
                   -----------------------------------------


     As of the date of this Agreement, the Company has failed to comply with certain material indentures, agreements or instruments to which it is a party or by which it is bound, as follows:

     1. The Company has failed to comply with the Senior Credit Agreement to the extent set forth in the Forbearance Agreement.

     2. The Company has failed to provide certain letters of credit to Jones Investment Co., Inc. ("Jones") required by Section 3.1.1 of the Jones New York Trademark Sublicense (but Jones has not requested that such letters of credit be provided).

     3.  The Company is in default under certain of its store leases.

     4.  The Company is in arrears in payments due to certain of its suppliers.

                                  Schedule 5.7
                                  ------------

                               Certain Litigation
                               ------------------


     As of the date of this Agreement, the following litigation is pending against the Company:

     1. Lawsuits by landlords of the Company alleging that the Company has failed to pay rent or to fulfill certain of its other obligations under store leases.

     2. Product liability lawsuits being defended by the Company's insurance carriers.

     3. Various EEOC and similar employee grievances arising in the ordinary course of the Company's business.